Exhibit 10.3
EXECUTION VERSION
SECOND AMENDMENT
SECOND AMENDMENT, dated as of May 1, 2015, 2015 (this “Amendment”), to the Unsecured Credit Agreement, dated as of November 22, 2013 (as amended, modified, restated and supplemented from time to time, the “Credit Agreement”), among XL GROUP PLC, an Irish public limited company (“XL Group”), XLIT LTD., an exempted company incorporated in the Cayman Islands with limited liability (“XLIT”), X.L. AMERICA, INC., a Delaware corporation (“XL America”), XL INSURANCE (BERMUDA) LTD, a Bermuda limited liability company (“XL Insurance (Bermuda)”), XL RE LTD, a Bermuda limited liability company (“XL Re”), XL RE EUROPE SE (formerly known as XL RE EUROPE PLC), a European company organized under the laws of Ireland (“XL Re Europe”), XL INSURANCE COMPANY SE (formerly known as XL INSURANCE COMPANY PLC), a European company domiciled in the United Kingdom (“XL Insurance”), XL INSURANCE SWITZERLAND LTD, a company limited by shares organized under the laws of Switzerland (“XL Switzerland”), and XL LIFE LTD, a Bermuda company (“XL Life” and together with XL Group, XLIT, XL America, XL Insurance (Bermuda), XL Re, XL Re Europe, XL Insurance and XL Switzerland, each an “Account Party” and collectively, the “Account Parties”; XL Group, XLIT, XL America, XL Insurance (Bermuda), XL Re and XL Life, each a “Guarantor” and collectively the “Guarantors”; the Account Parties and the Guarantors being collectively referred to as the “Obligors”), the several lenders from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders agreed to make certain extensions of credit to the Account Parties;
WHEREAS, the Account Parties have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
WHEREAS, the Required Lenders are willing to agree to such amendments on the terms set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.  Defined Terms; Rules of Construction. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply herein.

SECTION 2.  Amendments to Credit Agreement.
2.1    References Generally. On and after the Second Amendment Effective Date, each reference in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” and words of similar import) shall be deemed to be references to the Credit Agreement as amended hereby.
2.2    Amendments to Section 1.01 (Defined Terms) of the Credit Agreement.
(a)    The following defined terms shall be inserted in Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Implementation Agreement” means the Implementation Agreement dated as of January 9, 2015 by and among XL Group, Green Holdings Limited and Catlin Group Limited.”
“Second Amendment” means the Second Amendment, dated as of May 1, 2015, to this Agreement among the Obligors, the Administrative Agent and the Lenders party thereto.”
“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment, which date is, for the avoidance of doubt, May 1, 2015.”
(b)    The definition of “Federal Funds Effective Rate” is hereby amended by inserting the following at the end thereof: “; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.
(c)    The definition of “LIBO Rate” is hereby amended by inserting the following at the end of the first sentence thereof: “; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.
2.3    Amendment to Section 2.19 (Taxes) of the Credit Agreement. Section 2.19 of the Credit Agreement is hereby amended by inserting the following clause (h):
“(h)    Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Account Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
2.4    Amendment to Section 7.03 (Liens) of the Credit Agreement. Clause (c) of Section 7.03 of the Credit Agreement is hereby amended and restated as follows:
“(c) Liens existing (i) on the date hereof listed in Part B of Schedule II, (ii) Liens existing on the First Amendment Effective Date or, as expressly specified therein, incurred after the First Amendment Effective Date and, in each case, listed in Part D of Schedule II and (iii) Liens existing on the Second Amendment Effective Date listed in Part F of Schedule II, and, in each case, extension, renewal and replacement Liens upon the same property, provided that the principal amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Lien theretofore existing;”
2.5    Amendments to Section 7.07 (Indebtedness) of the Credit Agreement. Clause (c) of Section 7.07 of the Credit Agreement is hereby amended and restated as follows:
“(c)    other Indebtedness existing (i) on the date hereof described in Part A of Schedule II, (ii) other Indebtedness existing on the First Amendment Effective Date described in Part C of Schedule II and (iii) other Indebtedness existing on the Second Amendment Effective Date described in Part E of Schedule II, and, in each case, extensions, renewals and replacements of, or amendments, modifications, or supplements to, any such Indebtedness that, in each case, do not increase the outstanding principal amount thereof;”
2.6    Amendments to Schedules to the Credit Agreement. Schedule II to the Credit Agreement is hereby amended by inserting Exhibit A hereto as Part E and Part F of Schedule II, respectively.
SECTION 3.  Conditions to Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which:
(a)    Amendment. The Administrative Agent shall have received a counterpart of this Amendment, in each case executed and delivered by a duly authorized officer of each of the Obligors, the Administrative Agent and Lenders constituting the Required Lenders.
(b)    Payment of Fees, Expenses. XL Group shall have paid all fees and expenses as required pursuant to Section 4 of this Amendment or otherwise in connection with this Amendment to the extent invoiced at least one Business Day prior to the Second Amendment Effective Date.
(c)    Representations and Warranties. The representations and warranties set forth in Section 5 of this Amendment shall be true and correct.
(d)    No Defaults. No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date, after giving effect to this Amendment.
(e)    Catlin Acquisition. XL Group’s acquisition of Catlin Group Limited shall have been consummated in accordance with the terms of the Implementation Agreement.
SECTION 4.  Payment of Fees and Expenses. The Obligors agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the documented reasonable fees, charges and disbursements of counsel to the Administrative Agent.
SECTION 5.  Representations and Warranties. The Obligors hereby represent and warrant that (a) each of the representations and warranties set forth in Article IV of the Credit Agreement and in the other Credit Documents shall be, both immediately before and after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Second Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), (b) both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and (c) this

Amendment has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (x) bankruptcy, insolvency, reorganization, moratorium, examination or similar laws of general applicability affecting the enforcement of creditors’ rights and (y) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 6.  GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT SHALL EFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 7.  Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Obligors that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect and each of the Obligors agrees, with respect to each Credit Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Credit Document, as amended hereby, including guarantees, shall remain in full force and effect. This Amendment shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents. This Amendment may not be amended nor may any provision hereof be waived, amended or modified except in writing signed by the Obligors, the Administrative Agent and the Required Lenders.
(b)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.      Integration. This Amendment and the other Credit Documents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
SECTION 9.      Severability. To the fullest extent permitted by law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

XL GROUP PLC,
as an Account Party and a Guarantor

By /s/ Peter Porrino
Name: Peter Porrino
Title: EVP + CFO

U.S. Federal Tax Identification No.: 98-0665416

XLIT LTD.,
as an Account Party and a Guarantor

By /s/ Ronan Redmond
Name: Ronan Redmond
Title: Director

U.S. Federal Tax Identification No.: 98-0191089

X.L. AMERICA, INC.,
as an Account Party and a Guarantor

By /s/ Richard G. McCarty
Name: Richard G. McCarty
Title: Senior Vice President and Secretary

U.S. Federal Tax Identification No.: 06-1516268

[Second Amendment to Unsecured Credit Agreement – Signature Page]

XL INSURANCE COMPANY SE,
as an Account Party

By /s/ Graham Brady
Name: Graham Brady
Title: Company Secretary

U.S. Federal Tax Identification No.: 30-0479685

XL INSURANCE SWITZERLAND LTD,
as an Account Party

By /s/ Daniel Maurer
Name: Daniel Maurer
Title: Chairman

By /s/ Wouter Moritz
Name: Wouter Moritz
Title: Director

U.S. Federal Tax Identification No.: 30-0479676

XL LIFE LTD,
as an Account Party and a Guarantor

By /s/ Mark Twite
Name: Mark Twite
Title: Director

U.S. Federal Tax Identification No.: 98-0228561

[Second Amendment to Unsecured Credit Agreement – Signature Page]

XL INSURANCE (BERMUDA) LTD,
as an Account Party and a Guarantor

By /s/ C. Stanley Lee
Name: C. Stanley Lee
Title: Director

U.S. Federal Tax Identification No.: 98-0354869

XL RE LTD,
as an Account Party and a Guarantor

By /s/ Mark Twite
Name: Mark Twite
Title: Director

U.S. Federal Tax Identification No.: 98-0351953

XL RE EUROPE SE,
as an Account Party

By /s/ Alexandre Barrage
Name: Alexandre Barrage
Title: Chief Financial Officer

U.S. Federal Tax Identification No.: 30-0479679

[Second Amendment to Unsecured Credit Agreement – Signature Page]

LENDERS

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By /s/ Kristen M. Murphy
Name: Kristen M. Murphy
Title: Vice President

[Second Amendment to Unsecured Credit Agreement – Signature Page]

DEUTSCHE BANK AG NEW YORK BRANCH

By /s/ John S. McGill
Name: John S. McGill
Title: Director

By /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Second Amendment to Unsecured Credit Agreement – Signature Page]

THE ROYAL BANK OF SCOTLAND PLC

By /s/ Karen Beatty
Name: Karen Beatty
Title: Director

[Second Amendment to Unsecured Credit Agreement – Signature Page]

Barclays Bank PLC

By /s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

[Second Amendment to Unsecured Credit Agreement – Signature Page]

`

CREDIT AGRICOLE CORPORATE &
INVESTMENT BANK

By /s/ Jorge Fries
Name: Jorge Fries
Title: Managing Director

By /s/ Juliette Cohen
Name: Juliette Cohen
Title: Managing Director

[Second Amendment to Unsecured Credit Agreement – Signature Page]

GOLDMAN SACHS BANK USA

By /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Second Amendment to Unsecured Credit Agreement – Signature Page]

HSBC Bank, USA, National Association

By /s/ Richard Herder
Name: Richard Herder
Title: Managing Director

[Second Amendment to Unsecured Credit Agreement – Signature Page]

ING BANK N.V., LONDON BRANCH

By /s/ M Groen
Name: M Groen
Title: Director

By /s/ M E R Sharman
Name: M E R Sharman
Title: Managing Director

[Second Amendment to Unsecured Credit Agreement – Signature Page]

Lloyds Bank plc

By /s/ Julia R. Franklin
Name: Julia R. Franklin - F014
Title: Vice President

By /s/ Daven Popat
Name: Daven Popat - P003
Title: Senior Vice President

[Second Amendment to Unsecured Credit Agreement – Signature Page]

THE BANK OF NEW YORK MELLON

By /s/ Michael Pensari
Name: Michael Pensari
Title: Managing Director

[Second Amendment to Unsecured Credit Agreement – Signature Page]

The Bank of Tokyo Mitsubishi UFJ, LTD

By /s/ O Cortez
Name: O. Cortez
Title: Vice President

[Second Amendment to Unsecured Credit Agreement – Signature Page]

BNP Paribas

By /s/ Nair P. Raghu
Name: Nair P. Raghu
Title: Vice President

By /s/ Riad Jafarov
Name: Riad Jafarov
Title: Vice President

[Second Amendment to Unsecured Credit Agreement – Signature Page]

COMMERZBANK AG, NEW YORK BRANCH

By /s/ Barry S. Feigenbaum
Name: Barry S. Feigenbaum
Title: Managing Director

By /s/ Christoph Zimmermann
Name: Christoph Zimmermann
Title: Vice President

[Second Amendment to Unsecured Credit Agreement – Signature Page]

MORGAN STANLEY BANK, N.A.

By /s/ Harry Comninellis
Name: Harry Comninellis
Title: Authorized Signatory

[Second Amendment to Unsecured Credit Agreement – Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By /s/ Grainne Pergolini
Name: Grainne Pergolini
Title: Managing Director

[Second Amendment to Unsecured Credit Agreement – Signature Page]

EXHIBIT A
SCHEDULE II
Part E

1.
Letter of Credit Facility Agreement dated 4 April 2013 between Catlin Group Limited and Catlin Insurance Company Ltd. (as Original Guarantors) and Catlin Insurance Company Ltd, Catlin Insurance Company (UK) Limited, Catlin Re Schweiz AG and Catlin Underwriting Agencies Limited (as Original Borrowers) and Barclays Bank Plc, Credit Suisse AG, JPMorgan Chase Bank, N.A., London Branch and Citibank Europe Plc (as Agent) in the sum of U.S.$450,000,000.

2.
An unsecured Facilities Agreement dated 22 January 2014 between Catlin Group Limited and Catlin Insurance Company Ltd. (as Original Guarantors) and Catlin Underwriting Agencies Limited, Catlin Insurance Company Ltd. and Catlin Re Schweiz AG (as Original Borrowers) and Commonwealth Bank of Australia, London Branch in the sum of U.S.$75,000,000.

3.
An unsecured Facilities Agreement (as Amended and Restated) dated 15 January 2014 between Catlin Group Limited and Catlin Insurance Company Ltd. (as Original Guarantors) and Catlin Underwriting Agencies Limited, Catlin Insurance Company Ltd. and Catlin Re Schweiz AG (as Original Borrowers) and Wells Fargo Bank, N.A. in the sum of U.S.$75,000,000.

4.
An unsecured Facility Agreement dated 18 December 2013 between Catlin Group Limited and Catlin Insurance Company Ltd. (as Original Guarantors) and Catlin Insurance Company Ltd. (as Original Borrower) and National Australia Bank Limited in the sum of U.S.$100,000,000.

5.
An unsecured Facility Agreement dated 21 November 2013 between Catlin Group Limited and Catlin Insurance Company Ltd. (as Original Guarantors) and Catlin Insurance Company Ltd. (as Original Borrower) and ING Bank N.V., London Branch (as the Bank) in the sum of U.S.$100,000,000.

6.
An unsecured Facility Agreement dated 21 November 2013 between Catlin Group Limited and Catlin Insurance Company Ltd. (as Original Guarantors) and Catlin Insurance Company Ltd. (as Original Borrower) and Standard Chartered Bank in the sum of U.S.$100,000,000.

7.
An unsecured Facility Agreement dated 26 November 2013 between Catlin Group Limited and Catlin Insurance Company Ltd. (as Original Guarantors) and Catlin Insurance Company Ltd. (as Original Borrower) and The Royal Bank of Scotland Plc in the sum of U.S.$75,000,000.

8.
An unsecured Facility Agreement dated 30 June 2014 between Catlin Group Limited and Catlin Insurance Company Ltd. (as Original Guarantors) and Catlin Insurance Company Ltd. and Catlin Underwriting Agencies Limited (as Original Borrowers) and the National Australia Bank Limited in the sum of A$50,000,000.

9.	A secured Facility Agreement dated 28 July 2011 between Catlin Re Switzerland Ltd and Citibank, N.A. and Citibank Europe Plc in the sum of U.S.$50,000,000.

10.	A secured Facility Agreement dated 9 November 2010 between Catlin Insurance Company Ltd. and Citibank Europe Plc in the sum of U.S.$230,000,000.

11.	XLIT Ltd’s $500 million aggregate principal amount of 4.450% subordinated notes due 2025 and $500 million aggregate principal amount of 5.500% subordinated notes due 2045.

Wellington Underwriting PLC’s (A) US$27,000,000 Floating Rate Subordinated Notes due 2036; (B) €7,000,000 Floating Rate Subordinated Notes due 2035; (C) US$31,300,000 Floating Rate Subordinated Notes due 2036; (D) US$9,800,000 Floating Rate Subordinated Notes due 2036 and (E) €11,000,000 Floating Rate Subordinated Notes due 2036.

12.
Catlin Finance (UK) Limited’s US$475,000,000 Long-Dated Subordinated Guaranteed Loan Notes subject to and with the benefit of a loan note deed made by way of deed poll by Catlin Finance (UK) Limited, dated June 27, 2007, and an irrevocable guarantee agreement made by way of deed poll by Catlin (North American) Holdings Limited dated June 27, 2007.

Part F

1.
Reinsurance Deposit and Securities Portfolio Security Agreement by and between Catlin Re Switzerland Ltd, as Chargor, Citibank, N.A., as Custodian, and Citibank Europe Plc, as Bank, dated July 28, 2011.

2.
Reinsurance Deposit and Securities Portfolio Security Agreement by and between Catlin Insurance Company Ltd., as Chargor, Citibank, N.A., as Custodian, and Citibank Europe Plc, as Bank, dated November 9, 2010.